CONVERTIBLE DEBENTURES FINANCING	9 Months Ended
Sep. 30, 2024
Notes and other explanatory information [abstract]
CONVERTIBLE DEBENTURES FINANCING

9.	CONVERTIBLE DEBENTURES FINANCING

Convertible Debentures Financing 2015

On January 6, 2015, the Company closed a convertible debenture financing with two directors of the Company for the amount of $250,000. The convertible debentures matured on January 6, 2016, and bear interest at the rate of 12% per annum payable on a quarterly basis. The convertible debentures are convertible into common shares of the Company at a conversion price of $1.50 per share. The liability component of the convertible debentures was recognized initially at the fair value of a similar liability with no equity conversion option, which was calculated based on the application of a market interest rate of 25%. On the initial recognition of the convertible debentures, the amount of $222,006 was recorded under convertible debentures and the amount of $27,994 has been recorded under the equity portion of convertible debenture reserve.

On October 29, 2021, the Company entered into an Addendum to the convertible debentures whereby the maturity date of the principal amount totaling $250,000 of the convertible debentures together with the accrued interest has been extended indefinitely, until mutual consent of the Company and Lender has been reached.

At September 30, 2024, the Company recorded interest expense of $22,500 (December 31,2023 - $30,000). As of September 30, 2024, $250,000 (December 31, 2023 - $250,000) of the convertible debentures are outstanding plus the accrued interest of $292,089 (December 31, 2023- $269,589).

The following table reconciles the fair value of the debentures to the carrying amount.

	Liability Component	Equity Component	Total
Balance, December 31, 2022	$489,589	$33,706	$523,295
Interest accrued	30,000	—	30,000
Balance, December 31, 2023	$519,589	$33,706	$553,295
Interest accrued	22,500	—	22,500
Balance, September 30, 2024	$542,089	$33,706	$575,795